Janus Investment Fund

Janus Henderson Global Allocation Fund – Moderate

Class D Shares

Supplement dated July 19, 2021

to Currently Effective Prospectus

Effective immediately, the prospectus for Class D Shares of Janus Henderson Global Allocation Fund – Moderate (the “Fund”) is revised to reflect that the financial data included in the fourth column from the right under the heading “Years ended June 30” of the Fund’s financial highlights table is from the fiscal year ended June 30, 2019, rather than the fiscal year ended June 30, 2018. There are no changes to the financial data provided in the financial highlights table.

Please retain this Supplement with your records.